SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                      ----


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported):  December 22, 1997


                         ALLEGHENY TELEDYNE INCORPORATED
               (Exact name of registrant as specified in charter)


       Delaware                        1-12001              25-1792394
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              file number)         Identification No.)


1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA                15222-5479
  (Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (412) 394-2800







                                Page 1 of 8 Pages

                         Exhibit Index Appears on Page 4


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ITEM 5.  OTHER EVENTS

      On December 22, 1997, Allegheny Teledyne Incorporated issued a press release, a copy of which is filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired.  Not applicable.

         (b) Pro Forma Financial Information. Not applicable.

         (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                                                      Exhibit
           Description                                   No.
           -----------                                -------

    Press Release dated December 22, 1997               99.1






                                Page 2 of 8 Pages

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ALLEGHENY TELEDYNE INCORPORATED



                                          By: /s/ J. L. Murdy
                                             --------------------------
                                               J. L. Murdy
                                               Executive Vice President, Finance
                                                and Administration and Chief
                                                Financial Officer


Dated:  December 23, 1997





                                Page 3 of 8 Pages

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION                   PAGE NO.

     99.1         Press Release dated December 22, 1997           5






                                Page 4 of 8 Pages